Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-141120

FUNDVANTAGE TRUST

(THE “TRUST”)

POLEN INTERNATIONAL SMALL COMPANY GROWTH FUND

Supplement dated June 27, 2023 to the Prospectus and Statement of Additional Information dated September 1, 2022, and Summary Prospectus dated May 15, 2023, each as amended from time to time

The Board of Trustees of the Trust has approved the reorganization of the Polen International Small Company Growth Fund with and into Polen Global SMID Company Growth Fund (the “Reorganization”). Each fund is managed by Polen Capital Management, LLC (“Polen Capital”). The Reorganization, which does not require shareholder approval, is subject to the satisfaction of certain conditions, and is expected to be completed on or about August 14, 2023.

Following is a brief description of certain aspects of the Reorganization:

●	Each fund has the same investment objective: to seek to achieve long-term growth of capital.

●	Each fund typically invests in a focused portfolio of common stocks with substantial overlap, but there are differences in the funds’ investment strategies. The Polen Global SMID Company Growth Fund typically invests in a focused portfolio of common stocks of small and mid-cap companies and, under normal circumstances, the Polen Global SMID Company Growth Fund invests at least 80% of its net assets in securities of global issuers that are small or mid-cap companies. Your fund invests in a focused portfolio of common stocks of small companies and, under normal circumstances, your fund invests at least 80% of its net assets in securities of non-U.S. issuers that are small companies.

●	The management fee rate payable by the combined fund will be the same as the management fee rate payable by your fund.

●	The expense ratio of each class of shares of the combined fund, after any applicable contractual expense limitations, is expected to be the same expense ratio of the corresponding class of shares of your fund.

●	Shareholders of the Polen International Small Company Growth Fund are not expected to recognize any taxable gain or loss on the exchange of shares for shares of the Polen Global SMID Company Growth Fund as a direct result of the Reorganization.

Shareholders of Polen International Small Company Growth Fund who determine that they do not wish to become shareholders of Polen Global SMID Company Growth Fund may (a) redeem their shares of Polen International Small Company Growth Fund prior to the Reorganization’s closing date (“Closing Date”) or (b) exchange their shares of Polen International Small Company Growth Fund prior to the Closing Date for shares of another Polen fund by contacting Shareholder Services or their investment professional or financial intermediary. Please note that a redemption or an exchange of shares of Polen International Small Company Growth Fund for shares of another Polen Fund (not in connection with the Reorganization) will be a taxable event and a shareholder may recognize a gain or loss for U.S. federal income tax purposes in connection with such transaction.

Additionally, the Reorganization will require Polen Capital to reposition your fund – buy and sell securities – to align the non-overlapping holdings currently in the Polen International Small Company Growth Fund portfolio with the Polen Global SMID Company Growth Fund’s investment strategy. The Polen International Small Company Growth Fund is expected to sell an estimated 38% of its portfolio assets before the Closing Date of the Reorganization and use the proceeds to add additional securities and increase certain of its portfolio assets.

Prior to consummation of the Reorganization, you will be sent an Information Statement containing important information about the Reorganization. Each fund’s summary prospectus, prospectus and statement of additional information is available free upon request at polencapital.com or by calling (888) 678-6024.

Investment Objectives and Principal Strategies

Each fund currently has the same investment objective to seek to achieve long-term growth of capital. Following the completion of the Reorganization, the investment objective of the combined fund will remain the same. Each fund typically invests in a focused portfolio of common stocks with substantial overlap, but there are differences in the funds’ investment strategies. The Polen Global SMID Company Growth Fund typically invests in a focused portfolio of common stocks of small and mid-cap companies and, under normal circumstances, the Polen Global SMID Company Growth Fund invests at least 80% of its net assets in securities of global issuers that are small or mid-cap companies. Your fund invests in a focused portfolio of common stocks of small companies and, under normal circumstances, your fund invests at least 80% of its net assets in securities of non-U.S. issuers that are small companies. As of June 12, 2023, 21 out of 34 holdings of your fund are also owned by the Polen Global SMID Company Growth Fund. Accordingly, following the completion of the reorganization, you will be invested in a fund that has similar portfolio holdings of your fund but that also has exposure to U.S.-based and mid-cap issuers.

Management Fees

The management fee rate payable by the combined fund will be the same as the management fee rate payable by your fund.

Total Expenses

The expense ratio of each class of shares of the combined fund, after any applicable contractual expense limitations, is expected to be the same expense ratio of the corresponding class of shares of your fund.

The total annual fund operating expenses of your fund’s Institutional Class and Investor Class shares for the twelve-month period ended April 30, 2023 were 2.08% and 2.33%, respectively. The net expense ratio for the Institutional Class and Investor Class shares were 1.25% and 1.50%, respectively, based on current expense limitation agreements.

The pro forma total annual fund operating expenses of the combined fund’s Institutional Class and Investor Class shares, based on the twelve-month period ended April 30, 2023, are 2.94% and 3.19%, respectively. The pro forma net expense ratio for the Institutional Class and Investor Class shares are 1.25% and 1.50%, respectively, based on current expense limitation agreements.

Portfolio Manager

Day-to-day management of your fund and the Polen Global SMID Company Growth Fund is the responsibility of Rob Forker. Mr. Forker will continue to manage the combined fund at the time of the completion of the Reorganization.

Rob Forker, Portfolio Manager and Analyst, is a portfolio manager for the Global SMID Company Growth and International Small Company Growth strategies and a member of the investment team at Polen Capital. Mr. Forker joined Polen Capital in 2018. Prior to joining Polen Capital, he worked for ten years at Loomis, Sayles & Company with six of those years dedicated to the Global Opportunities Fund as a senior equity analyst and four years as an equity analyst in central research. Before business school, Mr. Forker worked at Bear Stearns and Lehman Brothers on the institutional trading desks. He received his B.A. and M.B.A. from the University of Virginia. Mr. Forker is a member of the Boston Economic Club.

Fund Assets

It is anticipated that the combined fund will have assets of approximately $26.7 million. As of April 30, 2023, your fund had assets of approximately $17.3 million.

* * * * *

In connection with the Reorganization discussed herein, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (the “SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders of the Fund unless and until the registration statement is declared effective by the SEC. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganization. After they are filed, free copies of the materials will be available on the SEC’s website at www.sec.gov. These materials also will be available at www.polencapital.com and a paper copy can be obtained at no charge by calling (888) 678-6024.

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.